SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Event Requiring Report: October 29, 2003

SKINVISIBLE, INC.
(Exact name of registrant as specified in its charter)

NEVADA         000-25911            88-0344219
               (State of Incorporation)             (Commission                             (IRS Employer
                                         File Number)                             Identification #)

6320 South Sandhill Road, Suite 10
Las Vegas, Nevada 89120
_______________________________
(Address of Principal Executive Offices)

(702) 433-7154
__________________________________________
(Registrant's telephone number, including area code)

_________________________________
(Registrant's Former Name and Address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

None

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 9, 2003, our wholly-owned subsidiary, Skinvisible Pharmaceuticals, Inc. ("Skinvisible"), entered into a letter of intent with Health First Distributors North America, Inc. of British Columbia, Canada ("Health First’) to grant Health First the exclusive marketing and distribution rights to the antimicrobial hand sanitizer product we manufacture that is identified as Triclosan 1% formula (the "Product"). On October 29, 2003, the parties revised the letter of intent.

The letter of intent provides that Heath First must pay Skinvisible $1,000,000 as a condition precedent to entering into a formalized License Agreement. Health First originally agreed to pay Skinvisible the $1,000,000 under the following terms:

a)     a non-refundable deposit of $100,000 USD upon completion and signing of the Letter of Intent payable no later than the close of business on July 31, 2003; and

       b)    the remaining balance of $900,000.00 USD shall be paid on or before October 31, 2003.

We received the $100,000 non-refundable deposit upon closing and the signing of the Letter of Intent. The agreement entered into on October 29, 2003 revised the payment terms for the remaining $900,000 USD. In accordance with this agreement, Health First agreed to pay Skinvisible the remaining $900,000 USD under the following terms:

        a)    a second non-refundable deposit in the amount of $100,000 USD on or before November 30, 2003; and

   b)   the remaining balance of $800,000 USD on or before December 30, 2003.

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In the event that Health First does not make the required payments or a formal License Agreement is not entered into within the time period specified for reasons not attributable to Skinvisible, we may at our sole option terminate negotiations and retain, without claim or demand from Health First, any deposits paid.

The parties originally agreed to set to terms of a formal License Agreement by August 31, 2003. Under the revised letter of intent, this date has been extended to November 30, 2003.

In the event that we receive the full payment of $1,000,000 and a formal License Agreement is entered into, Health First will be required to make quarterly payments in order to maintain the License Agreement.

In the event that the License Agreement is formalized, the original letter of intent provided that Health First will be granted the exclusive marketing and distribution rights for the territory consisting of the United States of America, Canada and Mexico and will have the right of first refusal for any territory other than S. Korea, China, Singapore, Hong Kong and Macao. The agreement entered into on October 29, 2003 extended the territory that Heath First would be granted exclusive marketing and distribution rights to also include Central and South America.

The Letter of Intent and the Extension to the Letter of Intent are attached as exhibits to this Current Report

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

None

EXHIBITS

Exhibit       10.1       Letter of Intent
Exhibit       10.2       Extension to Letter of Intent

ITEM 8. CHANGE IN FISCAL YEAR

None

ITEM 9. REGULATION FD DISCLOSURE

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SKINVISIBLE, INC.

                                  By:
                             /s/   Terry Howlett
                            Terry Howlett
                            Chief Executive Officer

                                                                                                                                  Date : October 29, 2003

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